FIDELITY
CASH RESERVES

ANNUAL REPORT
NOVEMBER 30, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)

FIDELITY
CASH RESERVES

ANNUAL REPORT
NOVEMBER 30, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)

FIDELITY
CASH RESERVES

ANNUAL REPORT
NOVEMBER 30, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE     3   Ned Johnson on investing strategies.

PERFORMANCE             4   How the fund has done over time.

FUND TALK               6   The manager's review of fund
                            performance, strategy and outlook.

INVESTMENT CHANGES      8   A summary of major shifts in the fund's
                            investments over the past six months
                            and one year.

INVESTMENTS             9   A complete list of the fund's investments.

FINANCIAL STATEMENTS    23  Statements of assets and liabilities,
                            operations, and changes in net assets,
                            as well as financial highlights.

NOTES                   27  Notes to the financial statements.

REPORT OF INDEPENDENT   30  The auditors' opinion.
ACCOUNTANTS


Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998         PAST 1  PAST 5  PAST 10
                                        YEAR    YEARS   YEARS

FIDELITY CASH RESERVES                  5.34%   27.89%  70.80%

All Taxable Money Market Funds Average  5.09%   26.67%  67.53%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the all taxable money market funds average which reflects the performance of taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 894 money market funds.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998              PAST 1  PAST 5  PAST 10
                                             YEAR    YEARS   YEARS

FIDELITY CASH RESERVES                       5.34%   5.04%   5.50%

All Taxable Money Market Funds Average       5.09%   4.85%   5.34%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                           12/1/98  9/1/98  6/2/98  3/3/98   12/2/97

Fidelity Cash Reserves     4.92%    5.23%   5.21%   5.28%    5.31%

All Taxable Money Market   4.57%    5.03%   5.02%   5.07%    5.09%
Funds Average

                           12/2/98  9/2/98  6/3/98  2/25/98  12/3/97

MMDA                       2.32%    2.55%   2.51%   2.58%    2.62%


Row: 1, Col: 1, Value: 4.92
Row: 1, Col: 2, Value: 4.57
Row: 1, Col: 3, Value: 2.32
Row: 2, Col: 1, Value: 5.23
Row: 2, Col: 2, Value: 5.03
Row: 2, Col: 3, Value: 2.55
Row: 3, Col: 1, Value: 5.21
Row: 3, Col: 2, Value: 5.02
Row: 3, Col: 3, Value: 2.51
Row: 4, Col: 1, Value: 5.28
Row: 4, Col: 2, Value: 5.07
Row: 4, Col: 3, Value: 2.58
Row: 5, Col: 1, Value: 5.31
Row: 5, Col: 2, Value: 5.09
Row: 5, Col: 3, Value: 2.62

Fidelity Cash
Reserves
All Taxable Money
Market Funds
Average
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. Figures for the all taxable money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR(trademark).

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
There are some important
differences between a bank
money market deposit account
(MMDA) and a money market
fund. First, the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money
market fund will maintain a
$1 share price. Second, a
money market fund returns
to its shareholders income
earned by the fund's
investments after expenses.
This is in contrast to banks,
which set their MMDA rates
periodically based on current
interest rates, competitors'
rates, and internal criteria.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW


An interview with John Todd, Portfolio Manager of Fidelity Cash
Reserves
Q. JOHN, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE FUND'S FISCAL YEAR THAT ENDED NOVEMBER 30, 1998?
A. Despite being buoyed by continued strong domestic consumption, real GDP - gross domestic product adjusted for inflation - slowed to a 1.8% annual rate in the second quarter of 1998 from 5.5% in the first quarter, in part because of the Asian economic crisis' negative influence on trade and inventories. While growth re-accelerated to 3.9% in the third quarter of 1998, the slowdown in the second quarter caused a shift in market sentiment; most market observers revised downward their expectations for economic growth and corporate profit projections for the next several quarters. This factor, combined with Russia's mid-August currency devaluations and default on its short-term debt, sparked declines in stock market indexes that had reached record highs earlier in the third quarter, and caused the yield differential between U.S. Treasuries and all other debt obligations to widen considerably. In addition, falling commodity prices hurt Canada - one of the main trading partners of the U.S. - forcing that country's central bank to raise interest rates to keep its currency from continuing to drop in value. We saw similar currency drops and interest-rate hikes in Latin America, where the U.S. also trades a great deal. Fears arose that this "Asian contagion" would start to erode U.S. economic growth and lead to further problems in both the economy and the capital markets, which were rocked by the well-publicized problems encountered by several highly leveraged hedge funds.
Q. HOW DID THIS BACKDROP AFFECT MONETARY POLICY?
A. Up until mid-July, it was commonly believed that the Federal Reserve Board might raise the rate banks charge each other for overnight loans - the fed funds rate - to slow economic growth and keep inflation under control. The Fed maintained a bias toward raising rates until its September meeting, when it cut the fed funds rate by
0.25 percentage points to 5.25%. Explaining that it was trying to head off slower growth in the future, the Fed's cut came amid further deterioration in the financial markets generally and growing problems with liquidity in the fixed-income markets specifically. Three weeks later on October 15, the Fed - acting out of character by making an announcement between meetings of its Open Market Committee - cut short-term interest rates an additional one-quarter percentage point to 5.00%. Then, on November 17, the Fed further reduced the fed funds rate by another 0.25 percentage points to 4.75%, marking the third reduction in that rate in just seven weeks. These moves came in response to a continued deterioration in the fixed-income markets, and was an attempt on the Fed's part to try to avoid a "credit crunch" - where lenders hold back from lending to even the most creditworthy borrowers.
Q. WHAT STRATEGY DID YOU PURSUE WITH THE FUND?
A. Throughout the period, I kept the fund's average maturity longer than the average of its peers. In the beginning of the period, the best opportunities were found on either end of the maturity spectrum, so I pursued a barbell strategy - focusing on investments with very short maturities on the one hand and one-year securities on the other. When the economic outlook started to deteriorate and called for declining interest rates, I looked for opportunities to maintain the fund's average maturity, shifting investments from very-short-term and one-year securities to those in the three- to six-month range. Those maturities offered the most attractive rates and were also appealing from a credit standpoint, given the growing uncertainty in the market about different issuers' exposure to hedge fund-related problems.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on November 30, 1998, was 4.92% compared to 5.30% 12 months ago. For the 12 months that ended November 30, 1998, the fund had a total return of 5.34%, compared to 5.09% for the all taxable money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. An announcement from the Fed suggesting it was done cutting interest rates for the near future accompanied its latest interest-rate cut in November. Barring another unraveling of the markets, I believe the Fed is likely to keep interest rates unchanged until at least the first quarter of 1999, when we'll see more easily the influence of the rate cuts it already has implemented. The Fed wants to make sure it doesn't overstimulate the economy to the point where inflationary pressures build, especially since interest rates were recently cut unexpectedly in Europe. It looks as if the Fed will be comfortable standing pat over the near term.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS
GOAL: income and a stable
$1 share price by investing in
high-quality, short-term money
market securities of all types

FUND NUMBER: 055

TRADING SYMBOL: FDRXX

START DATE: May 10, 1979

SIZE: as of November 30,
1998, more than $30.7 billion

MANAGER: John Todd, since
1997; manager, several
Fidelity and Spartan taxable
money market funds; joined
Fidelity in 1981
(checkmark)

INVESTMENT CHANGES




MATURITY DIVERSIFICATION

DAYS                      % OF FUND'S   % OF FUND'S   % OF FUND'S
                          INVESTMENTS   INVESTMENTS   INVESTMENTS
                          11/30/98      5/31/98       11/30/97

  0 - 30                   33            47            44

 31 - 90                   33            30            29

 91 - 180                  30            15            18

181 - 397                  4             8             9

WEIGHTED AVERAGE MATURITY

                             11/30/98  5/31/98   11/30/97

Fidelity Cash Reserves       70 Days   65 Days   69 Days

All Taxable                  59 Days   56 Days   55 Days
Money Market Funds Average*

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF NOVEMBER 30, 1998 AS OF MAY 31, 1998
ROW: 1, COL: 1, VALUE: 60.0
ROW: 1, COL: 2, VALUE: 39.0
ROW: 1, COL: 3, VALUE: 1.0
BANK CDS, BAS,
TDS, AND NOTES 56%
COMMERCIAL PAPER 43%
GOVERNMENT
SECURITIES 1%

BANK CDS, BAS,
TDS, AND NOTES 60%
COMMERCIAL PAPER 39%
GOVERNMENT
SECURITIES 1%

ROW: 1, COL: 1, VALUE: 56.0
ROW: 1, COL: 2, VALUE: 43.0
ROW: 1, COL: 3, VALUE: 1.0

INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



CERTIFICATES OF DEPOSIT - 43.8%

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

DOMESTIC CERTIFICATES OF DEPOSIT - 6.4%

Bank of America National Trust & Savings Association

 3/24/99                                              5.34%                $ 200,000                       $ 200,000

Chase Manhattan Bank

 3/22/99                                              4.95                  310,000                         310,000

Chase Manhattan Bank (USA)

 2/22/99                                              5.00                  40,000                          40,000

 3/2/99                                               5.50                  360,000                         360,000

CoreStates Bank NA, Philadelphia

 12/9/98                                              5.23 (b)              15,000                          15,000

First Union National Bank of North Carolina

 3/9/99                                               5.42                  220,000                         220,000

 4/12/99                                              5.44                  145,000                         145,000

Fleet National Bank

 2/3/99                                               5.31 (b)              122,000                         121,938

Mellon Bank NA, Pittsburgh

 2/17/99                                              5.00                  20,000                          20,000

Morgan Guaranty Trust Co., NY

 12/9/98                                              5.29                  75,000                          75,000

 12/14/98                                             5.29                  320,000                         320,000

 3/22/99                                              4.95                  149,000                         149,000

                                                                                                            1,975,938

LONDON BRANCH, EURODOLLAR, DOMESTIC BANKS - 0.9%

NationsBank NA

 2/16/99                                              5.60                  120,000                         120,000

 3/2/99                                               5.50                  170,000                         170,000

                                                                                                            290,000

LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 12.7%

Abbey National Treasury Services PLC

 12/3/98                                              5.50                  75,000                          75,000

 12/10/98                                             5.50                  266,000                         266,001

 12/23/98                                             5.62                  225,000                         225,000

 12/28/98                                             5.43                  195,000                         195,000

 12/29/98                                             5.62                  150,000                         150,000

 3/15/99                                              5.15                  450,000                         449,993

ABN-AMRO Bank NV

 12/22/98                                             5.12                  100,000                         100,000

Bank of Scotland Treasury Services

 12/29/98                                             5.62                  135,000                         135,000

CERTIFICATES OF DEPOSIT - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - CONTINUED

Bank of Scotland Treasury Services - continued

 2/22/99                                              5.03%                $ 70,000                        $ 70,002

Banque Nationale de Paris

 5/4/99                                               5.05                  20,000                          19,997

Barclays Bank PLC

 12/14/98                                             5.28                  112,000                         112,000

 12/17/98                                             5.60                  150,000                         150,000

 12/29/98                                             5.64                  300,000                         300,000

Bayerische Hypo-und Vereinsbank AG

 12/18/98                                             5.26                  56,000                          56,000

 12/29/98                                             5.62                  100,000                         100,001

 3/23/99                                              5.09                  200,000                         200,003

 4/26/99                                              5.06                  90,000                          90,004

Commerzbank AG

 12/2/98                                              5.41                  47,000                          47,000

 12/31/98                                             5.13                  150,000                         150,001

Deutsche Bank AG

 12/11/98                                             5.41                  200,000                         200,002

Halifax PLC

 12/1/98                                              5.19                  65,000                          65,000

 12/11/98                                             5.41                  100,000                         100,002

 2/16/99                                              5.60                  145,000                         145,009

Norddeutsche Landesbank Girozentrale

 12/2/98                                              5.51                  70,000                          70,000

RaboBank Nederland Coop. Central

 4/12/99                                              5.05                  135,000                         135,000

Svenska Handelsbanken

 12/17/98                                             5.41                  110,000                         110,000

 12/29/98                                             5.13                  140,000                         140,001

 2/8/99                                               5.39                  55,000                          55,001

Westpac Banking Corp.

 12/14/98                                             5.30                  25,000                          25,000

                                                                                                            3,936,017

NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 23.8%

ABN-AMRO Bank NV

 6/7/99                                               5.76                  15,000                          14,996

Banque Nationale de Paris

 12/14/98                                             5.41                  50,000                          50,000

CERTIFICATES OF DEPOSIT - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - CONTINUED

Banque Nationale de Paris - continued

 2/4/99                                               5.20%                $ 35,000                        $ 35,000

 2/5/99                                               5.45                  56,000                          55,990

 3/1/99                                               5.47                  20,000                          20,003

 5/4/99                                               5.01                  50,000                          50,000

Bayerische Hypo-und Vereinsbank AG

 12/10/98                                             5.47                  185,000                         185,000

 2/26/99                                              5.70                  200,000                         199,977

 3/10/99                                              5.40                  185,000                         185,000

Bayerische Hypotheken-und Wechselbank AG

 4/1/99                                               5.50                  50,000                          50,018

Bayerische Landesbank Girozentrale

 12/1/98                                              5.56                  200,000                         200,000

Canadian Imperial Bank of Commerce

 12/1/98                                              5.54                  165,000                         165,000

 12/2/98                                              5.26                  20,000                          20,000

 12/7/98                                              5.26                  30,000                          30,000

 2/3/99                                               5.27                  100,000                         100,000

 2/4/99                                               5.27                  125,000                         125,000

 3/2/99                                               5.70                  145,000                         144,977

 3/30/99                                              5.46                  20,000                          20,006

 4/1/99                                               5.50                  75,000                          75,028

 4/5/99                                               5.09                  220,000                         220,000

Commerzbank AG

 3/11/99                                              5.18                  25,000                          25,013

 5/4/99                                               5.01                  225,000                         225,000

 5/10/99                                              5.13                  150,000                         150,000

Credit Agricole Indosuez

 2/26/99                                              5.70                  10,000                          9,999

 4/28/99                                              5.81                  190,000                         189,970

 4/30/99                                              5.87                  150,000                         149,965

Credit Communale de Belgique

 12/21/98                                             5.62                  100,000                         100,000

 2/3/99                                               5.64                  110,000                         110,000

Den Danske Bank Group AS

 2/9/99                                               5.30                  45,000                          45,001

Deutsche Bank AG

 2/5/99                                               5.25                  100,000                         100,000

 2/10/99                                              5.60                  75,000                          74,993

CERTIFICATES OF DEPOSIT - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - CONTINUED

Deutsche Bank AG - continued

 2/11/99                                              5.60%                $ 65,000                        $ 65,000

 3/5/99                                               5.75                  240,000                         239,967

 5/6/99                                               5.04                  100,000                         100,000

Dresdner Bank AG

 2/16/99                                              5.34                  200,000                         200,000

 4/26/99                                              5.05                  85,000                          85,000

Generale de Banque SA

 5/5/99                                               5.05                  50,000                          50,002

Lloyds Bank PLC

 2/12/99                                              5.30                  40,000                          40,000

National Westminster Bank PLC

 2/26/99                                              5.70                  140,000                         139,987

 3/2/99                                               5.70                  145,000                         144,983

 6/7/99                                               5.75                  145,000                         144,952

Norddeutsche Landesbank Girozentrale

 6/7/99                                               5.76                  75,000                          74,974

 7/26/99                                              5.73                  200,000                         199,932

Rabobank Nederland Coop. Central

 12/10/98                                             5.41                  50,000                          50,000

 5/5/99                                               5.83                  50,000                          49,988

 6/4/99                                               5.75                  100,000                         99,966

 8/18/99                                              5.00                  50,000                          50,181

Royal Bank of Canada

 2/10/99                                              5.60                  145,000                         144,985

 2/26/99                                              5.70                  95,000                          94,985

Royal Bank of Scotland PLC

 2/9/99                                               5.30                  45,000                          45,000

Societe Generale

 2/25/99                                              5.53                  40,000                          39,995

Swiss Bank Corp.

 12/16/98                                             5.55                  70,000                          70,007

 3/19/99                                              5.70                  185,000                         184,963

 4/5/99                                               5.45                  116,000                         116,051

 4/30/99                                              5.87                  150,000                         149,965

 6/3/99                                               5.75                  215,000                         214,927

 6/11/99                                              5.80                  150,000                         149,955

Toronto Dominion Bank

 12/2/98                                              5.49                  160,000                         160,000

CERTIFICATES OF DEPOSIT - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - CONTINUED

Toronto Dominion Bank - continued

 2/11/99                                              5.60%                $ 130,000                       $ 130,000

 5/10/99                                              5.15                  150,000                         150,000

 6/4/99                                               5.75                  140,000                         139,952

 7/26/99                                              5.73                  60,000                          59,978

Westdeutsche Landesbank Girozentrale

 12/21/98                                             5.12                  165,000                         165,000

 2/4/99                                               5.64                  140,000                         140,000

 2/8/99                                               5.18                  50,000                          50,000

 2/8/99                                               5.63                  145,000                         145,000

 2/9/99                                               5.18                  130,000                         130,000

                                                                                                            7,341,631

TOTAL CERTIFICATES OF DEPOSIT                                                                               13,543,586





COMMERCIAL PAPER - 39.3%



AC Acquisition Holding Co.

 12/14/98                                             5.44                  75,000                          74,855

American Express Credit Corp.

 2/3/99                                               5.45                  75,000                          74,289

 2/18/99                                              5.37                  150,000                         148,272

Aspen Funding Corp.

 2/16/99                                              5.43                  21,000                          20,760

 2/24/99                                              5.60                  75,000                          74,036

 3/10/99                                              5.40                  70,000                          68,980

Asset Securitization Coop. Corp.

 12/7/98                                              5.59                  120,000                         119,890

 12/8/98                                              5.59                  128,500                         128,363

 12/9/98                                              5.28                  35,000                          34,959

 12/9/98                                              5.59                  135,000                         134,835

 1/28/99                                              5.31                  138,000                         136,835

 2/16/99                                              5.43                  136,000                         134,444

 2/17/99                                              5.33                  25,000                          24,716

 2/17/99                                              5.35                  75,000                          74,144

 2/18/99                                              5.43                  123,000                         121,556

 3/11/99                                              5.28                  110,000                         108,411

Associates Corp. of North America

 12/4/98                                              5.50                  50,000                          49,977

COMMERCIAL PAPER - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

Associates Corp. of North America - continued

 2/10/99                                              5.08%                $ 60,000                        $ 59,408

 2/18/99                                              5.59                  50,000                          49,403

AVCO Financial Services, Inc.

 12/9/98                                              5.59                  65,000                          64,921

Bank of Nova Scotia

 12/28/98                                             5.13                  100,000                         99,619

 3/1/99                                               5.21                  155,000                         153,007

Bear Stearns Companies, Inc.

 3/11/99                                              5.40                  60,000                          59,115

 3/15/99                                              5.40                  58,000                          57,112

Chase Manhattan Corp.

 2/26/99                                              5.22                  230,000                         227,137

 3/11/99                                              5.26                  190,000                         187,271

CIT Group, Inc.

 2/3/99                                               5.50                  75,000                          74,283

 2/17/99                                              5.40                  35,000                          34,600

 3/11/99                                              5.34                  75,000                          73,917

Citibank Credit Card Master Trust I (Dakota Certificate Program)

 12/10/98                                             5.49                  30,000                          29,959

 1/20/99                                              5.32                  40,000                          39,708

 1/21/99                                              5.32                  40,000                          39,702

 1/25/99                                              5.32                  25,000                          24,799

 1/26/99                                              5.33                  40,000                          39,673

 2/4/99                                               5.41                  110,000                         108,937

 2/8/99                                               5.30                  50,000                          49,500

 2/9/99                                               5.37                  29,000                          28,701

 2/9/99                                               5.48                  38,000                          37,601

 2/16/99                                              5.43                  50,000                          49,428

 2/17/99                                              5.43                  39,000                          38,548

Commerzbank US Finance, Inc.

 2/9/99                                               5.36                  100,000                         98,971

Cregem North America, Inc.

 12/14/98                                             5.42                  45,000                          44,913

Delaware Funding Corp.

 12/16/98                                             5.22                  48,000                          47,896

Den Danske Corp., Inc.

 12/29/98                                             5.12                  45,000                          44,822

Deutsche Bank Financial, Inc.

 2/22/99                                              5.30                  160,000                         158,071

COMMERCIAL PAPER - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

Diageo Capital PLC

 12/11/98                                             5.16%                $ 15,000                        $ 14,979

Enterprise Funding Corp.

 12/10/98                                             5.23                  45,936                          45,876

 12/16/98                                             5.24                  64,064                          63,925

 1/21/99                                              5.30                  20,339                          20,188

 2/4/99                                               5.52                  10,000                          9,902

Fina Oil & Chemical Co.

 12/16/98                                             5.33                  15,000                          14,967

Finova Capital Corp.

 2/4/99                                               5.54                  20,000                          19,802

 2/16/99                                              5.64                  67,000                          66,205

 2/16/99                                              5.70                  17,000                          16,796

 2/18/99                                              5.71                  40,000                          39,507

Ford Credit Europe PLC

 3/22/99                                              5.14                  150,000                         147,664

Ford Motor Credit Co.

 2/22/99                                              5.30                  100,000                         98,794

General Electric Capital Corp.

 12/15/98                                             5.49                  100,000                         99,790

 12/16/98                                             5.49                  93,000                          92,790

 2/1/99                                               5.62                  50,000                          49,529

 2/16/99                                              5.46                  150,000                         148,290

 2/17/99                                              5.60                  130,000                         128,465

 2/18/99                                              5.04                  65,000                          64,294

 2/18/99                                              5.37                  100,000                         98,848

 2/22/99                                              5.58                  200,000                         197,496

 2/23/99                                              5.58                  145,000                         143,163

 3/11/99                                              5.24                  150,000                         147,854

 3/18/99                                              5.24                  150,000                         147,704

 3/22/99                                              5.23                  160,000                         157,464

General Electric Capital Services, Inc.

 2/16/99                                              5.04                  100,000                         98,941

 2/18/99                                              5.04                  30,000                          29,674

General Electric Co.

 2/10/99                                              5.11                  100,000                         99,008

General Motors Acceptance Corp.

 1/26/99                                              5.67                  100,000                         99,144

 1/28/99                                              5.13                  250,000                         247,962

 2/9/99                                               5.16                  400,000                         396,049

COMMERCIAL PAPER - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

General Motors Acceptance Corp. - continued

 3/8/99                                               5.25%                $ 135,000                       $ 133,123

 3/17/99                                              5.23                  275,000                         270,838

Generale de Banque SA

 12/10/98                                             5.50                  30,000                          29,959

 2/8/99                                               5.61                  75,000                          74,215

 2/16/99                                              5.61                  75,000                          74,126

 2/17/99                                              5.61                  50,000                          49,410

Goldman Sachs Group L.P. (The)

 2/16/99                                              5.38                  150,000                         148,300

 3/11/99                                              5.34                  150,000                         147,812

GTE Corp.

 12/18/98                                             5.33                  6,000                           5,985

 1/26/99                                              5.37                  16,000                          15,868

 1/26/99                                              5.39                  19,000                          18,843

Halifax PLC

 2/24/99                                              5.55                  175,000                         172,769

Heller Financial, Inc.

 12/8/98                                              5.64                  34,000                          33,963

 12/17/98                                             5.64                  45,000                          44,888

 12/22/98                                             5.65                  25,000                          24,918

 1/28/99                                              5.83                  20,000                          19,815

 2/22/99                                              5.83                  12,000                          11,841

Household Finance Corp.

 12/1/98                                              5.53                  130,000                         130,000

 12/8/98                                              5.52                  80,000                          79,915

Kitty Hawk Funding Corp.

 1/20/99                                              5.32                  16,386                          16,267

 2/22/99                                              5.37                  20,000                          19,756

 2/26/99                                              5.43                  25,000                          24,676

 3/4/99                                               5.33                  33,185                          32,735

MCI WorldCom, Inc.

 1/28/99                                              5.83                  95,000                          94,120

 1/29/99                                              5.83                  9,000                           8,915

Monsanto Co.

 2/18/99                                              5.42                  15,000                          14,826

 3/16/99                                              5.39                  15,000                          14,770

 3/22/99                                              5.40                  15,000                          14,757

Morgan (JP) & Co., Inc.

 12/15/98                                             5.55                  40,000                          39,915

COMMERCIAL PAPER - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

Morgan Stanley, Dean Witter & Co.

 1/21/99                                              5.22%                $ 260,000                       $ 258,103

 2/11/99                                              5.41                  95,000                          93,985

 2/12/99                                              5.40                  40,000                          39,568

National Australia Funding, Inc.

 2/22/99                                              5.35                  100,000                         98,794

 3/10/99                                              5.41                  145,000                         142,899

Nationwide Building Society

 12/10/98                                             5.42                  45,000                          44,940

New Center Asset Trust

 12/1/98                                              5.50                  240,406                         240,406

 2/8/99                                               5.16                  58,000                          57,435

 3/17/99                                              5.24                  65,000                          64,014

Nordbanken, North America, Inc.

 3/1/99                                               5.26                  165,000                         162,883

Norfolk Southern Corp.

 1/28/99                                              6.09                  23,000                          22,777

 1/29/99                                              6.09                  95,000                          94,063

PHH Corp.

 2/18/99                                              6.10                  95,000                          93,747

 2/23/99                                              6.10                  44,000                          43,383

Preferred Receivables Funding Corp.

 12/14/98                                             5.21                  66,000                          65,877

 12/16/98                                             5.28                  40,000                          39,913

 12/21/98                                             5.22                  60,000                          59,827

 2/10/99                                              5.46                  26,375                          26,094

Rabobank USA Financial Corp.

 12/1/98                                              5.40                  161,000                         161,000

Salomon Smith Barney Holdings, Inc.

 12/3/98                                              5.52                  110,000                         109,967

 1/25/99                                              5.27                  100,000                         99,206

 2/16/99                                              5.40                  60,000                          59,317

 2/22/99                                              5.25                  60,000                          59,283

 3/2/99                                               5.25                  125,000                         123,370

 3/22/99                                              5.25                  40,000                          39,364

Sears Roebuck Acceptance Corp.

 12/16/98                                             5.19                  45,000                          44,903

 2/24/99                                              5.55                  45,000                          44,426

Societe Generale North America, Inc.

 12/23/98                                             5.45                  190,000                         189,375

COMMERCIAL PAPER - CONTINUED

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT                VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                          (000S)

Societe Generale North America, Inc. - continued

 2/25/99                                              5.34%                $ 150,000                       $ 148,130

Svenska Handelsbanken, Inc.

 2/23/99                                              5.58                  75,000                          74,050

Textron, Inc.

 12/8/98                                              5.73                  10,000                          9,989

 12/9/98                                              5.60                  7,000                           6,991

 12/9/98                                              5.70                  7,000                           6,991

 12/14/98                                             5.60                  23,000                          22,954

 12/21/98                                             5.74                  21,000                          20,934

 1/29/99                                              6.16                  15,000                          14,851

Three Rivers Funding Corp.

 12/10/98                                             5.30                  28,000                          27,963

Transamerica Finance Corp.

 12/14/98                                             5.44                  30,000                          29,942

Triple A One Funding Corp.

 12/3/98                                              5.23                  25,000                          24,993

 12/3/98                                              5.25                  24,212                          24,205

 2/11/99                                              5.36                  18,000                          17,810

UBS Finance (Delaware), Inc.

 12/15/98                                             5.29                  295,000                         294,399

 3/1/99                                               5.05                  150,000                         148,140

 3/2/99                                               5.50                  150,000                         147,971

Unifunding, Inc.

 12/16/98                                             5.65                  45,000                          44,897

 12/30/98                                             5.14                  60,000                          59,754

 2/9/99                                               5.28                  50,000                          49,493

 3/9/99                                               5.35                  36,215                          35,700

 3/19/99                                              5.35                  50,000                          49,218

TOTAL COMMERCIAL PAPER                                                                                      12,161,033


FEDERAL AGENCIES - 1.0%



FANNIE MAE - 1.0%

Discount Notes - 1.0%

 3/3/99                                               5.06                   174,500                         172,295

 3/3/99                                               5.07                   125,000                         123,417

TOTAL FEDERAL AGENCIES                                                                                       295,712


BANK NOTES - 7.6%

DUE                                                   ANNUALIZED YIELD AT   PRINCIPAL AMOUNT               VALUE (NOTE 1)
DATE                                                  TIME OF PURCHASE      (000S)                         (000S)

Abbey National Treasury Services PLC

 2/17/99                                              5.25% (a)(b)         $ 140,000                      $ 139,914

Comerica Bank, Detroit

 2/9/99                                               5.39 (b)               41,000                         40,985

First Union National Bank of North Carolina

 12/1/98                                              4.93                   100,000                        99,998

 12/1/98                                              5.09                   225,000                        224,998

 1/20/99                                              5.22 (b)               60,000                         60,000

Fleet National Bank, Providence

 2/4/99                                               5.27 (b)               121,000                        120,944

Key Bank NA

 12/1/98                                              5.05 (b)               50,000                         49,996

 12/21/98                                             4.94 (b)               85,000                         84,959

LaSalle National Bank, Chicago

 2/17/99                                              5.30                   100,000                        100,000

NationsBank NA

 2/22/99                                              5.05                   135,000                        135,000

 2/23/99                                              5.04                   200,000                        200,000

 3/17/99                                              5.30                   205,000                        205,000

 3/22/99                                              4.95                   130,000                        130,000

 4/13/99                                              5.05                   200,000                        200,000

 4/20/99                                              4.90                   130,000                        130,000

PNC Bank NA, Pittsburgh

 12/1/98                                              5.10 (b)               70,800                         70,767

 12/1/98                                              5.10 (b)               50,000                         49,977

 1/19/99                                              5.23 (b)               135,000                        134,990

 2/3/99                                               5.22 (b)               121,000                        120,984

Westpac Banking Corp.

 5/5/99                                               5.85                   50,000                         49,990

TOTAL BANK NOTES                                                                                            2,348,502



MASTER NOTES - 2.1%



Goldman Sachs Group L.P. (The)

 12/8/98                                              5.56 (b)(c)            325,000                        325,000

 1/27/99                                              5.27 (b)               25,000                         25,000

J.P. Morgan Securities, Inc.

 12/7/98                                              5.26 (b)               275,000                        275,000

MASTER NOTES - CONTINUED

DUE                                                   ANNUALIZED YIELD AT    PRINCIPAL AMOUNT              VALUE (NOTE 1)
DATE                                                  TIME OF PURCHASE       (000S)                        (000S)

SunTrust Banks, Inc.

 12/1/98                                              5.57% (b)            $ 40,000                      $ 40,000

TOTAL MASTER NOTES                                                                                         665,000



MEDIUM-TERM NOTES - 2.0%



General Electric Capital Corp.

 12/9/98                                               5.54 (b)               46,000                       46,000

Merrill Lynch & Co., Inc.

 12/4/98                                               5.52 (b)               75,000                       74,993

Morgan Guaranty Trust Co., NY

 12/28/98                                              5.00 (b)               161,000                      160,936

Morgan Stanley, Dean Witter, Discover & Co.

 12/1/98                                               5.18 (b)               125,000                      125,000

Norwest Corp.

 1/22/99                                               5.21 (b)               118,000                      118,000

Premier Auto Trust

 6/8/99                                                5.41                   94,194                       94,183

TOTAL MEDIUM-TERM NOTES                                                                                    619,112



SHORT-TERM NOTES - 4.2%



Capital One Funding Corp. (1996-D)

 12/7/98                                               5.18                  22,340                         22,340

Capital One Funding Corp. (1996-F)

 12/7/98                                               5.18                  37,059                         37,059

Capital One Funding Corp. (1996-G)

 12/7/98                                               5.18                  3,878                          3,878

Capital One Funding Corp. (1996-H)

 12/7/98                                               5.14 (b)              17,083                         17,083

Capital One Funding Corp. (1997-E)

 12/7/98                                               5.18                  19,700                         19,700

Capital One Funding Corp. (1997-F)

 12/7/98                                               5.18                  6,900                          6,900

Capital One Funding Corp. (1997-G)

 12/7/98                                               5.18                  9,800                          9,800

SHORT-TERM NOTES - CONTINUED

DUE                                                   ANNUALIZED YIELD AT   PRINCIPAL AMOUNT               VALUE (NOTE 1)
DATE                                                  TIME OF PURCHASE      (000S)                         (000S)

Gulf States Paper Corp.

 12/7/98                                               5.04% (b)            $ 30,000                       $ 30,000

Monumental Life Insurance Co.

 12/1/98                                               5.39 (b)(c)           50,000                         50,000

 12/1/98                                               5.69 (b)(c)           78,000                         78,000

New York Life Insurance Co.

 12/1/98                                               5.64 (b)              75,000                         75,000

 12/7/98                                               5.29 (b)              105,000                        105,000

Pacific Life Insurance Co.

 12/9/98                                               5.63 (a)(b)           90,000                         90,000

SMM Trust (1997-P)

 12/16/98                                              5.28 (a)(b)           62,000                         62,000

SMM Trust (1997-X)

 12/14/98                                              5.28 (a)(b)           168,000                        168,000

SMM Trust (1998-I)

 12/28/98                                              5.05 (a)(b)           58,000                         58,000

Strategic Money Market Trust (1997-A)

 12/16/98                                              5.50 (a)(b)           225,000                        225,000

Strategic Money Market Trust (1998-B)

 12/7/98                                               5.28 (a)(b)           170,000                        170,000

Transamerica Life Insurance & Annuity Co.

 12/7/98                                               5.52 (b)              65,000                         65,000

TOTAL SHORT-TERM NOTES                                                                                      1,292,760



REPURCHASE AGREEMENTS - 0.0%

                                                                             MATURITY
                                                                             AMOUNT (000S)

In a joint trading account                                                 $ 821                            821
(U.S. Treasury Obligations) dated 11/30/98
due 12/1/98 At 5.36%

TOTAL INVESTMENTS - 100%                                                                                 $ 30,926,526

Total Cost for Income Tax Purposes                                                                       $ $30,926,526


LEGEND
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $912,914,000 or 3% of net assets.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements).

SECURITY             ACQUISTION   COST
                     DATE         (000S)

Goldman Sachs        3/10/98      $ 325,000
Group L.P. (The)
5.56% 12/8/98

Monumental           7/1/98       $ 50,000
Life Insurance Co.
5.39% 12/1/98

Monumental           7/31/98 -    $ 78,000
Life Insurance Co.   9/17/98
5.69% 12/1/98

INCOME TAX INFORMATION
At November 30, 1998, the fund had a capital loss carryforward of approximately $2,120,000 of which $326,000, $1,634,000 and $160,000 will expire on November 30, 2001, 2002 and 2004, respectively.
A total of .01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax (unaudited).
The fund will notify shareholders in January 1999 of the applicable percentage for use in preparing 1998 income tax returns.

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                          NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                     $ 30,926,526
AGREEMENTS OF $821) - SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                               408,657

INTEREST RECEIVABLE                                                           265,645

OTHER RECEIVABLES                                                             7

 TOTAL ASSETS                                                                 31,600,835

LIABILITIES

PAYABLE TO CUSTODIAN BANK                                          $ 217

PAYABLE FOR INVESTMENTS PURCHASED                                   611,601

PAYABLE FOR FUND SHARES REDEEMED                                    275,020

DISTRIBUTIONS PAYABLE                                               274

ACCRUED MANAGEMENT FEE                                              4,745

OTHER PAYABLES AND ACCRUED EXPENSES                                 8,927

 TOTAL LIABILITIES                                                            900,784

NET ASSETS                                                                   $ 30,700,051

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                              $ 30,702,171

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                           (2,120)

NET ASSETS, FOR 30,700,942 SHARES OUTSTANDING                                $ 30,700,051

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                      $1.00
SHARE ($30,700,051 (DIVIDED BY) 30,700,942 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED NOVEMBER 30, 1998

INTEREST INCOME                                                  $ 1,496,140

EXPENSES

MANAGEMENT FEE                                         $ 54,069

TRANSFER AGENT FEES                                     66,680

ACCOUNTING FEES AND EXPENSES                            820

NON-INTERESTED TRUSTEES' COMPENSATION                   29

CUSTODIAN FEES AND EXPENSES                             390

REGISTRATION FEES                                       2,802

AUDIT                                                   111

LEGAL                                                   75

MISCELLANEOUS                                           80

 TOTAL EXPENSES BEFORE REDUCTIONS                       125,056

 EXPENSE REDUCTIONS                                     (481)     124,575

NET INTEREST INCOME                                               1,371,565

NET REALIZED GAIN (LOSS) ON INVESTMENTS                           142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $ 1,371,707

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS                                      YEAR ENDED     YEAR ENDED
                                                          NOVEMBER 30,   NOVEMBER 30,
                                                          1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 1,371,565    $ 1,170,690
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  142            42

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           1,371,707      1,170,732
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (1,371,565)    (1,170,690)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE   64,184,824     47,096,513
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    1,338,245      1,134,911

 COST OF SHARES REDEEMED                                   (58,320,882)   (45,974,342)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES          7,202,187      2,257,082
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  7,202,329      2,257,124

NET ASSETS

 BEGINNING OF PERIOD                                       23,497,722     21,240,598

 END OF PERIOD                                            $ 30,700,051   $ 23,497,722



FINANCIAL HIGHLIGHTS
                                  YEARS ENDED NOVEMBER 30,

                                  1998                      1997      1996      1995      1994

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING        $ 1.000                   $ 1.000   $ 1.000   $ 1.000   $ 1.000
OF PERIOD

INCOME FROM INVESTMENT             .052                      .052      .051      .055      .037
OPERATIONS
NET INTEREST INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST INCOME          (.052)                    (.052)    (.051)    (.055)    (.037)

NET ASSET VALUE, END OF PERIOD    $ 1.000                   $ 1.000   $ 1.000   $ 1.000   $ 1.000

TOTAL RETURN A                     5.34%                     5.30%     5.18%     5.67%     3.74%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD         $ 30,700                  $ 23,498  $ 21,241  $ 18,432  $ 14,529
(IN MILLIONS)

RATIO OF EXPENSES TO AVERAGE       .47%                      .49%      .51%      .55%      .52%
NET ASSETS

RATIO OF EXPENSES TO AVERAGE       .47%                      .48% B    .51%      .55%      .52%
NET ASSETS AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST INCOME TO    5.20%                     5.22%     5.06%     5.50%     3.76%
AVERAGE NET ASSETS


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 4 OF NOTES TO
FINANCIAL STATEMENTS).
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Cash Reserves (the fund) is a fund of Fidelity Phillips Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity money market funds. Deferred amounts remain in the fund until distributed in accordance with the Plan. DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $453,000,000 or 1.5% of net assets.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and adding an income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .1100% to .3700% for the period. The annual individual fund fee rate is .03%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is .24% (annualized) of average net assets. For the period, the management fee was equivalent to an annual rate of .20% of average net assets. SUB-ADVISER FEE. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.
3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
4. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $481,000 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Phillips Street Trust and the Shareholders of Fidelity Cash Reserves:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Cash Reserves (a fund of Fidelity Phillips Street Trust) at November 30, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 4, 1999

MANAGING YOUR INVESTMENTS


Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.
BY PHONE
Fidelity TouchTone Xpress(registered trademark) provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.
(PHONE_GRAPHIC)TOUCHTONE XPRESS
1-800-544-5555
PRESS
1 For mutual fund and brokerage trading.

2 For quotes.*

3 For account balances and holdings.

4 To review orders and mutual
fund activity.

5 To change your PIN.

*0  To speak to a Fidelity representative.


BY PC
Fidelity's Web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.
(COMPUTER_GRAPHIC)FIDELITY'S WEB SITE
WWW.FIDELITY.COM
If you are not currently on the Internet, call EarthLink Sprint at 1-800-288-2967, and be sure to ask for registration number SMD004 to receive a special Fidelity package that includes 30 days of free Internet access. EarthLink is North America's #1 independent Internet access provider.
(COMPUTER_GRAPHIC)
FIDELITY ON-LINE XPRESS+(registered trademark)
Fidelity On-line Xpress+ software for Windows combines comprehensive portfolio management capabilities, securities trading and access to research and analysis tools . . . all on your desktop. Call Fidelity at 1-800-544-7272 or visit our Web site for more information on how to manage your investments via your PC.
* WHEN YOU CALL THE QUOTES LINE, PLEASE REMEMBER THAT A FUND'S YIELD AND RETURN WILL VARY AND,
EXCEPT FOR MONEY MARKET FUNDS, SHARE PRICE WILL ALSO VARY. THIS MEANS THAT YOU MAY HAVE A GAIN
OR LOSS WHEN YOU SELL YOUR SHARES. THERE IS NO ASSURANCE THAT MONEY MARKET FUNDS WILL BE ABLE TO
MAINTAIN A STABLE $1 SHARE PRICE; AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR
GUARANTEED BY THE U.S. GOVERNMENT. TOTAL RETURNS ARE HISTORICAL AND INCLUDE CHANGES IN SHARE PRICE,
REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS, AND THE EFFECTS OF ANY
SALES CHARGES.

INVESTMENT ADVISER
(registered trademark)
Fidelity Management & Research
 Company
Boston, MA
INVESTMENT SUB-ADVISER
Fidelity Investments
Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Boyce I. Greer, Vice President
Fred L. Henning, Jr., Vice President
John J. Todd, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
William O. McCoy *
Marvin L. Mann *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
* INDEPENDENT TRUSTEES

CAS-ANN-0199  68778
1.539092.101

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
CUSTODIAN
The Bank of New York
New York, NY
FIDELITY'S TAXABLE
MONEY MARKET FUNDS
Fidelity Cash Reserves
Fidelity Daily Income Trust
Fidelity U.S. Government Reserves
Spartan(registered trademark) Money Market Fund
Spartan U.S. Government
 Money Market Fund
Spartan U.S. Treasury
 Money Market Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemption 1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)  1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC) (REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com


FIDELITY
U.S. GOVERNMENT RESERVES

ANNUAL REPORT
NOVEMBER 30, 1998

(FIDELITY_LOGO_GRAPHIC)(REGISTERED TRADEMARK)

CONTENTS


PRESIDENT'S MESSAGE     3    Ned Johnson on investing strategies.


PERFORMANCE             4    How the fund has done over time.

FUND TALK               6    The manager's review of fund
                             performance, strategy and outlook.

INVESTMENT CHANGES      8    A summary of major shifts in the fund's
                             investments over the past six months
                             and one year.

INVESTMENTS             9    A complete list of the fund's investments.

FINANCIAL STATEMENTS    13   Statements of assets and liabilities,
                             operations, and changes in net assets,
                             as well as financial highlights.

NOTES                   17   Notes to the financial statements.

REPORT OF INDEPENDENT   23   The auditors' opinion.
ACCOUNTANTS



Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company. This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL
INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO
PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND EXPENSES, CALL 1-800-544-8888
FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND
MONEY.

PRESIDENT'S MESSAGE



(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:
The month of November proved to be a strong one for the stock and bond markets. The Dow Jones Industrial Average reached a record high. Merger activity, which had lulled during the summer correction, has increased significantly. Small-cap stocks posted their third consecutive month of positive returns, as did emerging markets. While bond returns generally were not at the levels of their equity counterparts, they were mostly positive nonetheless.
While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.
First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.
Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. You should also keep money you'll need in the near future in a more stable investment.
Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.
If you have questions, please call us at 1-800-544-8888, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.
Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. If Fidelity had not reimbursed certain fund expenses, the past five years and past 10 years total returns would have been lower.

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998        PAST 1  PAST 5  PAST 10
                                       YEAR    YEARS   YEARS

FIDELITY US GOVERNMENT RESERVES        5.29%   27.50%  68.07%

Government Money Market Funds Average  5.03%   26.33%  66.53%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. To measure how the fund's performance stacked up against its peers, you can compare it to the government money market funds average, which reflects the performance of taxable money market funds with similar objectives tracked by IBC Financial Data, Inc. The past one year average represents a peer group of 216 money market funds.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998             PAST 1  PAST 5  PAST 10
                                            YEAR    YEARS   YEARS

FIDELITY US GOVERNMENT RESERVES             5.29%   4.98%   5.33%

Government Money Market Funds Average       5.03%   4.79%   5.28%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

YIELDS
                           12/1/98  9/1/98  6/2/98  3/3/98   12/2/97

Fidelity U.S. Government   4.85%    5.18%   5.19%   5.26%    5.30%
Reserves

Government Money Market    4.33%    4.86%   4.85%   4.90%    4.89%
Funds Average

                           12/2/98  9/2/98  6/3/98  2/25/98  12/3/97

MMDA                       2.32%    2.55%   2.51%   2.58%    2.62%


Row: 1, Col: 1, Value: 4.85
Row: 1, Col: 2, Value: 4.33
Row: 1, Col: 3, Value: 2.32
Row: 2, Col: 1, Value: 5.18
Row: 2, Col: 2, Value: 4.859999999999999
Row: 2, Col: 3, Value: 2.55
Row: 3, Col: 1, Value: 5.19
Row: 3, Col: 2, Value: 4.85
Row: 3, Col: 3, Value: 2.51
Row: 4, Col: 1, Value: 5.26
Row: 4, Col: 2, Value: 4.9
Row: 4, Col: 3, Value: 2.58
Row: 5, Col: 1, Value: 5.3
Row: 5, Col: 2, Value: 4.89
Row: 5, Col: 3, Value: 2.62

Fidelity U.S.
Government Reserves
Government Money
Market Funds
Average
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%

YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the government money market funds average and the bank money market deposit account (MMDA) average. Figures for the government money market funds average are from IBC Financial Data, Inc. The MMDA average is supplied by BANK RATE MONITOR(trademark).

A MONEY MARKET FUND'S TOTAL RETURNS AND YIELDS WILL VARY, AND REFLECT PAST RESULTS RATHER THAN PREDICT FUTURE PERFORMANCE.

COMPARING
PERFORMANCE
There are some important
differences between a bank
money market deposit account
(MMDA) and a money market
fund. First, the U.S.
government neither insures nor
guarantees a money market
fund. In fact, there is no
assurance that a money
market fund will maintain a
$1 share price. Second, a
money market fund returns
to its shareholders income
earned by the fund's
investments after expenses.
This is in contrast to banks,
which set their MMDA rates
periodically based on current
interest rates, competitors'
rates, and internal criteria.
(checkmark)

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Robert Litterst, Portfolio Manager of Fidelity U.S. Government Reserves
Q. BOB, WHAT WAS THE INVESTMENT ENVIRONMENT LIKE DURING THE FUND'S FISCAL YEAR THAT ENDED NOVEMBER 30, 1998?
A. At the beginning of the period, the Federal Reserve Board was biased toward raising short-term interest rates in order to slow economic growth and head off inflation. Real GDP - gross domestic product adjusted for inflation - grew at an annual rate of 3.6% in the four quarters that ended September 30, 1998, well above the non-inflationary trend rate of 2% to 2.5% - the rate above which inflation is expected to occur. An above-trend growth rate coupled with a tight labor market - which usually leads to increased wage costs that are passed on to the consumer in the form of price increases - led the Fed to be concerned about rising inflation. However, falling commodity prices and slowdowns in the manufacturing and export sectors due to the economic crises in Asia helped subdue inflation.
Q. BUT MORE RECENTLY, THE MARKETS WENT THROUGH SOME TURMOIL . . .
A. Yes, that's right. The events that triggered volatility in the global markets over the past few months were Russia's default on its debt and its concurrent devaluation of the ruble in mid-August. Concerns about economies in other emerging markets and the worldwide banking system evolved from those events, and fears about the impact of the collapse of a large hedge fund further rocked the markets in late September. Investors around the world quickly reacted by liquidating investments that seemed to carry risk, re-allocating them to U.S. Treasury securities in a flight to quality. Yields on Treasuries fell sharply, and yield spreads between U.S. Treasuries and government agency securities widened because the latter didn't participate fully in this rally. Into the fray stepped the Fed, lowering key short-term interest rates at its September meeting, in a surprise move on October 15, and again at its November meeting.
Q. WHY DID THE FED SHIFT FROM A BIAS TOWARD RAISING RATES TO LOWERING THEM THREE TIMES?
A. At its September meeting, the Fed cited the need to cushion domestic growth against the effects of weakness abroad, and added that domestic financial conditions were not as accommodating for sustained growth in the economy. The Fed's October reduction - which, for the first time in many years, was announced between meetings of its Open Market Committee - appeared to be in response to fears that a "credit crunch" - where lenders hold back from both worthy and unworthy borrowers - might develop after this string of events. Since the Fed's last two moves, stability appears to be returning to world markets.
Q. WHAT STRATEGY DID YOU PURSUE DURING THE PERIOD?
A. The fund's average maturity ranged from 50 to 68 days and generally was longer than the average of its peers. A long maturity generally is an indication that I expect falling interest rates. That wasn't necessarily the case for the whole period. Earlier on, with a neutral outlook toward the direction of interest rates, I invested predominantly in the one- to three-month maturity range, but I periodically extended into longer-maturity securities when they offered the best value. Recently, I've been able to find attractively priced agency securities in the three- to four-month sector of the money market yield curve because their supply has increased markedly. Of course, when interest rates were declining, I looked for opportunities to extend the average maturity and lock in attractive rates.
Q. HOW DID THE FUND PERFORM?
A. The fund's seven-day yield on November 30, 1998, was 4.85%, compared to 5.29% 12 months ago. For the 12 months that ended November 30, 1998, the fund had a total return of 5.29%, compared to 5.03% for the government money market funds average, according to IBC Financial Data, Inc.
Q. WHAT'S YOUR OUTLOOK?
A. It appears the Fed is done reducing interest rates for the near future. Interest rates were cut by 0.75 percentage points in two months, an aggressive approach compared to what market observers have come to expect from Fed Chairman Alan Greenspan and the other members of the board. It looks as if the Fed will now sit back and evaluate the impact of its moves on the economy and financial markets to determine if any additional action is necessary. As far as the economy is concerned, the general outlook calls for - as it has for some time
- a slowdown in economic growth. However, to date, the economy has demonstrated unexpected resiliency and sustained growth. Looking ahead, if the economy expands at its current pace, I would expect the Fed to stand pat. But if the economy falters or financial markets come under renewed pressure, I believe the Fed would lower rates further.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND FACTS

GOAL: INCOME AND A STABLE $1
SHARE PRICE BY INVESTING IN
HIGH-QUALITY SHORT-TERM MONEY
MARKET SECURITIES ISSUED BY THE
U.S. GOVERNMENT FOR
GOVERNMENT AGENCIES

FUND NUMBER: 050

TRADING SYMBOL: FGRXX

START DATE: NOVEMBER 3, 1981

SIZE: AS OF NOVEMBER 30,
1998, MORE THAN $1.4 BILLION

MANAGER: ROBERT LITTERST, SINCE
1997; MANAGER, SEVERAL
FIDELITY AND SPARTAN TAXABLE
MONEY MARKET FUNDS; JOINED
FIDELITY IN 1991
(CHECKMARK)


INVESTMENT CHANGES




MATURITY DIVERSIFICATION

DAYS                      % OF FUND'S   % OF FUND'S   % OF FUND'S
                          INVESTMENTS   INVESTMENTS   INVESTMENTS
                          11/30/98      5/31/98       11/30/97

  0 - 30                   44            69            58

 31 - 90                   27            9             12

 91 - 180                  22            12            18

181 - 397                  7             10            12

WEIGHTED AVERAGE MATURITY

                                   11/30/98  5/31/98  11/30/97

FIDELITY U.S. GOVERNMENT RESERVES  65 Days   51 Days  64 Days

Government Money Market            56 Days   53 Days  46 Days
Funds Average *

ASSET ALLOCATION (% OF FUND'S INVESTMENTS)

AS OF NOVEMBER 30, 1998 AS OF MAY 31, 1998
ROW: 1, COL: 1, VALUE: 79.0
ROW: 1, COL: 2, VALUE: 21.0
ROW: 1, COL: 1, VALUE: 53.0
ROW: 1, COL: 2, VALUE: 47.0
FEDERAL AGENCY
ISSUES 79%
REPURCHASE
AGREEMENTS 21%

FEDERAL AGENCY
ISSUES 53%
REPURCHASE
AGREEMENTS  47%



INVESTMENTS NOVEMBER 30, 1998

SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES



FEDERAL AGENCIES - 78.7%

DUE                                                  ANNUALIZED YIELD AT   PRINCIPAL AMOUNT               VALUE (NOTE 1)
DATE                                                 TIME OF PURCHASE      (000S)                         (000S)

FANNIE MAE - 33.4%

Agency Coupons - 19.6%

 12/1/98                                              4.82% (a)            $ 20,000                       $ 19,999

 12/1/98                                              5.06 (a)              12,000                         11,998

 12/5/98                                              5.06 (a)              33,000                         32,988

 12/15/98                                             5.26 (a)              13,000                         12,994

 12/17/98                                             5.06 (a)              25,000                         24,996

 12/28/98                                             4.83 (a)              19,000                         18,990

 2/1/99                                               4.99 (a)              19,000                         18,990

 2/12/99                                              5.43                  12,000                         11,996

 2/16/99                                              5.16 (a)              14,000                         13,995

 2/19/99                                              5.43                  8,000                          7,997

 2/23/99                                              5.45                  6,000                          5,998

 2/23/99                                              5.47                  7,000                          6,998

 2/26/99                                              5.56                  13,000                         12,992

 3/1/99                                               5.01 (a)              45,000                         44,981

 3/16/99                                              5.52                  14,000                         13,995

 3/26/99                                              5.55                  18,000                         17,994

 3/29/99                                              5.15                  10,000                         10,021

 4/15/99                                              5.54                  6,000                          5,995

                                                                                                           293,917

Discount Notes - 13.8%

 12/9/98                                              5.40                  14,000                         13,983

 12/18/98                                             5.25                  7,665                          7,646

 1/15/99                                              5.53                  32,000                         31,785

 2/22/99                                              5.30                  18,000                         17,785

 3/3/99                                               5.07                  12,000                         11,848

 3/15/99                                              5.00                  12,000                         11,829

 3/15/99                                              5.31                  14,000                         13,791

 4/23/99                                              4.71                  24,000                         23,561

 5/17/99                                              4.99                  13,000                         12,706

 6/4/99                                               5.33                  10,000                         9,736

 6/30/99                                              4.84                  24,000                         23,343

 8/9/99                                               5.35                  12,000                         11,573

 8/20/99                                              5.34                  17,000                         16,371

                                                                                                           205,957

FEDERAL AGENCIES - CONTINUED

DUE                                                   ANNUALIZED YIELD AT   PRINCIPAL AMOUNT               VALUE (NOTE 1)
DATE                                                  TIME OF PURCHASE      (000S)                         (000S)

FEDERAL FARM CREDIT BANK - 0.8%

Agency Coupons - 0.8%

 12/10/98                                             5.10% (a)            $ 12,000                       $ 11,999

FEDERAL HOME LOAN BANK - 19.4%

Agency Coupons - 16.5%

 12/1/98                                              4.84 (a)              26,000                         25,994

 12/1/98                                              4.82 (a)              20,000                         19,999

 12/1/98                                              5.46 (a)              13,000                         12,992

 12/1/98                                              4.81 (a)              14,000                         14,000

 12/1/98                                              5.00 (a)              12,000                         11,995

 12/1/98                                              5.00 (a)              13,000                         12,995

 12/8/98                                              5.23 (a)              6,000                          5,997

 12/17/98                                             5.81                  14,000                         14,000

 3/1/99                                               5.01 (a)              10,000                         9,996

 3/1/99                                               5.06 (a)              66,000                         65,951

 3/11/99                                              5.45                  13,000                         13,004

 3/26/99                                              5.58                  12,000                         11,994

 5/19/99                                              5.56                  17,000                         16,999

 6/15/99                                              5.51                  12,000                         12,000

                                                                                                           247,916

Discount Notes - 2.9%

 1/15/99                                              5.53                  25,000                         24,832

 2/16/99                                              5.04                  18,258                         18,065

                                                                                                           42,897

FREDDIE MAC - 23.7%

Agency Coupons - 4.3%

 12/21/98                                             4.85 (a)              15,000                         14,994

 3/1/99                                               4.97 (a)              13,000                         12,986

 3/12/99                                              5.52                  10,000                         10,000

 8/13/99                                              5.52                  26,000                         25,990

                                                                                                           63,970

Discount Notes - 19.4%

 12/7/98                                              5.50                  25,000                         24,978

 12/18/98                                             5.25                  13,705                         13,671

 12/21/98                                             5.31                  34,000                         33,901

 1/26/99                                              5.12                  11,000                         10,914

FEDERAL AGENCIES - CONTINUED

DUE                                                   ANNUALIZED YIELD AT   PRINCIPAL AMOUNT               VALUE (NOTE 1)
DATE                                                  TIME OF PURCHASE      (000S)                         (000S)

FREDDIE MAC - CONTINUED

Discount Notes - continued

 1/28/99                                               5.13%                $ 12,000                       $ 11,903

 2/19/99                                               5.11                  13,000                         12,855

 2/19/99                                               5.27                  14,000                         13,839

 2/22/99                                               5.30                  12,000                         11,857

 2/25/99                                               5.05                  17,775                         17,565

 2/25/99                                               5.08                  13,000                         12,845

 2/25/99                                               5.17                  20,000                         19,757

 2/26/99                                               5.03                  13,000                         12,844

 2/26/99                                               5.16                  60,000                         59,267

 2/26/99                                               5.17                  9,000                          8,889

 3/12/99                                               5.09                  13,000                         12,817

 4/12/99                                               5.03                  13,000                         12,765

                                                                                                            290,667

STATE OF ISRAEL (GUARANTEED BY U.S. GOVERNMENT THROUGH
 AGENCY FOR INTERNATIONAL DEVELOPMENT) - 0.7%

Agency Coupons - 0.7%

 8/15/99                                               4.82                  10,000                         10,146

STUDENT LOAN MARKETING ASSOC. - 0.7%

Agency Coupons - 0.7%

 2/10/99                                               5.53                  11,450                         11,444

TOTAL FEDERAL AGENCIES                                                                                      1,178,913



REPURCHASE AGREEMENTS - 21.3%

                                                                             MATURITY
                                                                             AMOUNT (000S)

In a joint trading account (Notes 2 and 3)
(U.S. Government Obligations) dated:

9/2/98 due 2/10/99 At 5.48%                                                $ 13,313                         13,000

9/3/98 due 12/2/98 At 5.5%                                                   26,354                         26,000

10/5/98 due 12/7/98 At 5.2%                                                  27,242                         27,000

10/15/98 due:

2/10/99 At 5.1%                                                              34,554                         34,000

2/12/99 At 5.1%                                                              20,332                         20,000

10/16/98 due 1/20/99 At 5.28%                                                34,469                         34,000

10/19/98 due 3/22/99 At 4.86%                                                25,516                         25,000

10/22/98 due 12/16/98 At 4.9%                                                14,103                         14,000

REPURCHASE AGREEMENTS - CONTINUED

                                                                             MATURITY                      VALUE (NOTE 1)
                                                                             AMOUNT (000S)                 (000S)

In a joint trading account (U.S. Treasury Obligations) dated:- continued

10/26/98 due:

12/28/98 At 4.9%                                                          $ 27,228                       $ 27,000

1/25/99 At 5%                                                               18,223                         18,000

11/19/98 due:

12/16/98 At 5%                                                              24,090                         24,000

1/19/99 At 5.23%                                                            24,209                         24,000

11/30/98 due 12/1/98 At 5.52%                                               33,256                         33,251

TOTAL REPURCHASE AGREEMENTS                                                                                319,251

TOTAL INVESTMENTS - 100%                                                                                 $ 1,498,164

Total Cost for Income Tax Purposes                                                                       $ 1,498,164


LEGEND
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due dates on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.

INCOME TAX INFORMATION
At November 30, 1998, the fund had a capital loss carryforward of approximately $1,000, all of which will expire on November 30, 2003. A total of 18.59% of the dividends distributed during the fiscal year was derived from interest on U.S Government securities which is generally exempt from state income tax (unaudited).

FINANCIAL STATEMENTS



STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT PER-SHARE AMOUNT)                         NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE                     $ 1,498,164
AGREEMENTS OF $319,251) -
SEE ACCOMPANYING SCHEDULE

RECEIVABLE FOR FUND SHARES SOLD                                               7,647

INTEREST RECEIVABLE                                                           6,498

 TOTAL ASSETS                                                                 1,512,309

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                  $ 77,804

PAYABLE FOR FUND SHARES REDEEMED                                    6,605

DISTRIBUTIONS PAYABLE                                               98

ACCRUED MANAGEMENT FEE                                              211

OTHER PAYABLES AND ACCRUED EXPENSES                                 323

 TOTAL LIABILITIES                                                            85,041

NET ASSETS                                                                   $ 1,427,268

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                              $ 1,427,269

ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENTS                           (1)

NET ASSETS, FOR 1,427,644 SHARES OUTSTANDING                                 $ 1,427,268

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER                      $1.00
SHARE ($1,427,268 (DIVIDED BY) 1,427,644 SHARES)


STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS  YEAR ENDED NOVEMBER 30, 1998

INTEREST INCOME                                                 $ 73,215

EXPENSES

MANAGEMENT FEE                                         $ 2,626

TRANSFER AGENT FEES                                     2,913

ACCOUNTING FEES AND EXPENSES                            149

NON-INTERESTED TRUSTEES' COMPENSATION                   7

CUSTODIAN FEES AND EXPENSES                             14

REGISTRATION FEES                                       89

AUDIT                                                   25

LEGAL                                                   4

MISCELLANEOUS                                           4

 TOTAL EXPENSES BEFORE REDUCTIONS                       5,831

 EXPENSE REDUCTIONS                                     (110)    5,721

NET INTEREST INCOME                                              67,494

NET REALIZED GAIN (LOSS) ON INVESTMENTS                          61

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 67,555


STATEMENT OF CHANGES IN NET ASSETS
AMOUNTS IN THOUSANDS                                      YEAR ENDED    YEAR ENDED
                                                          NOVEMBER 30,  NOVEMBER 30,
                                                          1998          1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                $ 67,494      $ 62,498
NET INTEREST INCOME

 NET REALIZED GAIN (LOSS)                                  61            24

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING           67,555        62,522
FROM OPERATIONS

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INTEREST INCOME     (67,494)      (62,498)

SHARE TRANSACTIONS AT NET ASSET VALUE OF $1.00 PER SHARE   1,749,474     1,599,242
PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS FROM NET INTEREST INCOME    64,621        59,780

 COST OF SHARES REDEEMED                                   (1,677,134)   (1,611,507)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES          136,961       47,515
RESULTING FROM SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE) IN NET ASSETS                  137,022       47,539

NET ASSETS

 BEGINNING OF PERIOD                                       1,290,246     1,242,707

 END OF PERIOD                                            $ 1,427,268   $ 1,290,246





FINANCIAL HIGHLIGHTS
                                   YEARS ENDED NOVEMBER 30,                    TWO MONTHS    YEAR ENDED
                                                                               ENDED         SEPTEMBER 30,
                                                                               NOVEMBER 30,

                              1998     1997     1996     1995                  1994          1994
SELECTED PER-SHARE DATA

NET ASSET VALUE,              $ 1.000  $ 1.000  $ 1.000  $ 1.000               $ 1.000       $ 1.000
BEGINNING OF
PERIOD

INCOME FROM                    .052     .051     .050     .055                    .008         .033
INVESTMENT
OPERATIONS
NET INTEREST
 INCOME

LESS DISTRIBUTIONS

 FROM NET INTEREST             (.052)   (.051)   (.050)   (.055)                  (.008)       (.033)
 INCOME

NET ASSET VALUE, END          $ 1.000  $ 1.000  $ 1.000  $ 1.000               $ 1.000       $ 1.000
OF PERIOD

TOTAL RETURN B, C              5.29%    5.26%    5.12%    5.60%                  .78%          3.32%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF            $ 1,427  $ 1,290  $ 1,243  $ 1,188               $ 1,130       $ 1,060
PERIOD (IN MILLIONS)

RATIO OF EXPENSES TO           .45%     .48%     .51%     .55%                   .36% A, D     .51%
AVERAGE NET ASSETS

RATIO OF EXPENSES TO           .44% E   .48%     .50% E   .55%                   .36% A        .51%
AVERAGE NET ASSETS
AFTER EXPENSE
REDUCTIONS

RATIO OF NET INTEREST          5.16%    5.13%    5.02%    5.43%                  4.77% A       3.27%
INCOME TO AVERAGE
NET ASSETS


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).

NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity U.S. Government Reserves (the fund) is a fund of Fidelity Phillips Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
2. OPERATING POLICIES -
CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities.
3. JOINT TRADING ACCOUNT.
At the end of the period, the fund had 20% or more of its total investments in repurchase agreements through a joint trading account. These repurchase agreements were with entities whose creditworthiness has been reviewed and found satisfactory by FMR. The investments in repurchase agreements through the joint trading account are summarized as follows:

SUMMARY OF JOINT TRADING
DATED SEPTEMBER 2, 1998, DUE FEBRUARY 10, 1999            AT 5.48%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $100,000,000
Aggregate maturity amount of agreements                   $102,450,778
Aggregate market value of transferred assets              $102,122,444
Coupon rates of transferred assets                        7% to 7.09%
Maturity dates of transferred assets                      4/1/25 to 9/1/37

DATED SEPTEMBER 3, 1998, DUE DECEMBER 2, 1998             AT 5.5%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $200,000,000
Aggregate maturity amount of agreements                   $202,750,000
Aggregate market value of transferred assets              $206,794,665
Coupon rates of transferred assets                        4% to 6.50%
Maturity dates of transferred assets                      2/28/99 to 5/31/02

3. JOINT TRADING ACCOUNT - CONTINUED
SUMMARY OF JOINT TRADING - CONTINUED

DATED OCTOBER 5, 1998, DUE DECEMBER 7, 1998               AT 5.2%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $200,000,000
Aggregate maturity amount of agreements                   $201,820,000
Aggregate market value of transferred assets              $204,000,001
Coupon rates of transferred assets                        6% to 7.50%
Maturity dates of transferred assets                      8/1/02 to 4/1/31

DATED OCTOBER 15, 1998, DUE FEBRUARY 10, 1999             AT 5.1%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $250,000,000
Aggregate maturity amount of agreements                   $254,179,167
Aggregate market value of transferred assets              $258,478,350
Coupon rates of transferred assets                        8%
Maturity dates of transferred assets                      1/15/01 to 9/15/28

DATED OCTOBER 15, 1998, DUE FEBRUARY 12, 1999             AT 5.1%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $150,000,000
Aggregate maturity amount of agreements                   $152,550,000
Aggregate market value of transferred assets              $154,215,726
Coupon rates of transferred assets                        6% to 9%
Maturity dates of transferred assets                      11/1/09 to 9/1/28

DATED OCTOBER 16, 1998, DUE JANUARY 20, 1999              AT 5.28%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $70,000,000
Aggregate maturity amount of agreements                   $70,985,600
Aggregate market value of transferred assets              $71,874,900
Coupon rates of transferred assets                        0%
Maturity dates of transferred assets                      2/1/24 to 6/1/28

3. JOINT TRADING ACCOUNT - CONTINUED
SUMMARY OF JOINT TRADING - CONTINUED

DATED OCTOBER 19, 1998, DUE MARCH 22, 1999                AT 4.86%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $200,000,000
Aggregate maturity amount of agreements                   $204,158,000
Aggregate market value of transferred assets              $205,486,138
Coupon rates of transferred assets                        6% to 9%
Maturity dates of transferred assets                      2/1/17 to 10/1/28

DATED OCTOBER 22, 1998, DUE DECEMBER 16, 1998             AT 4.9%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $100,000,000
Aggregate maturity amount of agreements                   $100,748,611
Aggregate market value of transferred assets              $102,349,672
Coupon rates of transferred assets                        5.50% to 11%
Maturity dates of transferred assets                      2/1/99 to 4/1/37

DATED OCTOBER 26, 1998, DUE DECEMBER 28, 1998             AT 4.9%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $200,000,000
Aggregate maturity amount of agreements                   $201,715,000
Aggregate market value of transferred assets              $204,699,344
Coupon rates of transferred assets                        5.50% to 11%
Maturity dates of transferred assets                      2/1/99 to 4/1/37

DATED OCTOBER 26, 1998, DUE JANUARY 25, 1999              AT 5%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $100,000,000
Aggregate maturity amount of agreements                   $101,263,889
Aggregate market value of transferred assets              $102,165,587
Coupon rates of transferred assets                        0%
Maturity dates of transferred assets                      10/1/09 to 8/1/34

3. JOINT TRADING ACCOUNT - CONTINUED
SUMMARY OF JOINT TRADING - CONTINUED

DATED NOVEMBER 19, 1998, DUE DECEMBER 16, 1998            AT 5%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $100,000,000
Aggregate maturity amount of agreements                   $100,375,000
Aggregate market value of transferred assets              $102,500,611
Coupon rates of transferred assets                        0%
Maturity dates of transferred assets                      7/1/22 to 11/1/37

DATED NOVEMBER 19, 1998, DUE JANUARY 19, 1999             AT 5.23%
Number of dealers or banks                                1
Maximum amount with one dealer or bank                    100%
Aggregate principal amount of agreements                  $100,000,000
Aggregate maturity amount of agreements                   $100,886,194
Aggregate market value of transferred assets              $102,159,208
Coupon rates of transferred assets                        0%
Maturity dates of transferred assets                      1/1/24 to 3/1/28

DATED NOVEMBER 30, 1998, DUE DECEMBER 1, 1998             AT 5.52%
Number of dealers or banks                                2
Maximum amount with one dealer or bank                    57%
Aggregate principal amount of agreements                  $696,887,000
Aggregate maturity amount of agreements                   $696,993,886
Aggregate market value of transferred assets              $710,881,094
Coupon rates of transferred assets                        0% to 14.50%
Maturity dates of transferred assets                      12/1/98 to 8/1/37

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund and adding an income based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The individual fund fee rate is
 .03%. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of the portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income based component is .24% (annualized) of average net assets. For the period, the management fee was equivalent to an annual rate of .20% of average net assets. SUB-ADVISER FEE. As the fund's investment sub-adviser, Fidelity Investments Money Management, Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.
ACCOUNTING FEES. FSC maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
5. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's transfer agent fees were reduced by $110,000 under this arrangement.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Fidelity Phillips Street Trust and the Shareholders of Fidelity U.S. Government Reserves:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity U.S. Government Reserves (a fund of Fidelity Phillips Street Trust) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity U.S. Government Reserves' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.
/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 4, 1999

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
(REGISTERED TRADEMARK)
INVESTMENT SUB-ADVISER
Fidelity Investments
Money Management, Inc.
Merrimack, NH
OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Boyce I. Greer, Vice President
Fred L. Henning, Jr., Vice President
Robert A. Litterst, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Stanley N. Griffith, Assistant Vice President
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer
Thomas J. Simpson, Assistant Treasurer
BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
William O. McCoy *
Marvin L. Mann *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *
ADVISORY BOARD
J. Gary Burkhead
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA
* INDEPENDENT TRUSTEES

FUS-ANN-0199  68688
1.539126.101

CUSTODIAN
Bank of New York
New York, NY
FIDELITY'S TAXABLE
MONEY MARKET FUNDS
Fidelity Cash Reserves
Fidelity Daily Income Trust
Fidelity U.S. Government Reserves
Spartan(registered trademark) Money Market Fund
Spartan U.S. Government
Money Market Fund
Spartan U.S. Treasury
Money Market Fund
THE FIDELITY TELEPHONE CONNECTION
MUTUAL FUND 24-HOUR SERVICE
Exchanges/Redemptions  1-800-544-7777
Account Assistance 1-800-544-6666
Product Information 1-800-544-8888
Retirement Accounts 1-800-544-4774  (8 a.m. - 9 p.m.)
TDD Service 1-800-544-0118
 for the deaf and hearing impaired
 (9 a.m. - 9 p.m. Eastern time)
TouchTone Xpress (registered trademark)   1-800-544-5555
 AUTOMATED LINE FOR QUICKEST SERVICE

(FIDELITY_LOGO_GRAPHIC) (REGISTERED TRADEMARK)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com